MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND







FUND LOGO







Annual Report

July 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

TO OUR SHAREHOLDERS

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months, despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
At the beginning of the fiscal year ended July 31, 1995, the bond market was very volatile. As a result, we maintained a defensive investment strategy from August 1994 to November 1994. As interest rates peaked in November, we shifted to a more constructive posture on interest rates and remained constructive until the end of June. In July, we shifted back to a cautious view of the bond market. The municipal market in North Carolina continued to see very little activity during the past year. This was in response to the small amount of new issuance ($1.1 billion) coming to market in the North Carolina tax-exempt market. This represented a decline of 68.0% from the previous fiscal year. We kept cash reserves at a minimum in order to seek to enhance income for our shareholders. While this strategy allowed the Fund to provide an average total return, it also enabled the Fund to provide an attractive current yield. Looking ahead, we expect our strategy to consist of seeking to enhance the Fund's total returns and provide an attractive level of tax-exempt income for shareholders.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager


September 5, 1995





PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" tables on page 5 and "Average Annual Total Return" tables on page 4. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 4.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                                              12 Month      3 Month
                                                   7/31/95       4/30/95      7/31/94++      % Change++     % Change
Class A Shares*                                     $10.29        $10.13       $10.19         + 0.98%        + 1.58%
Class B Shares*                                      10.29         10.14        10.19         + 0.98         + 1.48
Class C Shares*                                      10.28         10.13         9.80         + 4.90         + 1.48
Class D Shares*                                      10.29         10.14         9.80         + 5.00         + 1.48
Class A Shares--Total Return*                                                                 + 6.60(1)      + 2.90(2)
Class B Shares--Total Return*                                                                 + 6.06(3)      + 2.67(4)
Class C Shares--Total Return*                                                                 + 8.87(5)      + 2.64(6)
Class D Shares--Total Return*                                                                 + 9.39(7)      + 2.77(8)
Class A Shares--Standardized 30-day Yield             5.02%
Class B Shares--Standardized 30-day Yield             4.72%
Class C Shares--Standardized 30-day Yield             4.62%
Class D Shares--Standardized 30-day Yield             4.93%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.542 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.134 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.492 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.121 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.363 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.118 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.402 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.131 per share ordinary income dividends.




PERFORMANCE DATA (continued)



Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     9/25/92**       7/95


ML North Carolina Municipal
Bond Fund++--Class A Shares*         $ 9,600        $11,539

ML North Caroline Municipal
Bond Fund++--Class B Shares*         $10,000        $11,651

Lehman Brothers Municipal
Bond Index++++                       $10,000        $12,000





Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                    10/21/94**        7/95


ML North Carolina Municipal
Bond Fund++--Class C Shares*         $10,000        $10,787

ML North Caroline Municipal
Bond Fund++--Class D Shares*         $ 9,600        $10,502

Lehman Brothers Municipal
Bond Index++++                       $10,000        $11,107

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML North Carolina Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of North Carolina, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


    Past performance is not predictive of future performance.

Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                         +8.32%         +3.99%
Inception (9/25/92)
through 6/30/95                            +6.62          +5.06

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/95                         +7.88%         +3.88%
Inception (9/25/92)
through 6/30/95                            +6.09          +5.44

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +8.28%         +7.28%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                            +8.75%         +4.40%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)



Performance Summary--Class A Shares
                           Net Asset Value      Capital Gains
Period Covered           Beginning    Ending     Distributed            Dividends Paid*      % Change**
9/25/92-12/31/92         $10.00       $10.16         --                     $0.138           + 3.00%
1993                      10.16        10.90         --                      0.616           +13.62
1994                      10.90         9.63         --                      0.540           - 6.78
1/1/95-7/31/95             9.63        10.29         --                      0.304           +10.18
                                                                            ------
                                                                      Total $1.598

                                                      Cumulative total return as of 7/31/95: +20.20%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                           Net Asset Value      Capital Gains
Period Covered           Beginning    Ending     Distributed            Dividends Paid*     % Change**
9/25/92-12/31/92         $10.00       $10.16         --                     $0.124           + 2.86%
1993                      10.16        10.90         --                      0.562           +13.06
1994                      10.90         9.63         --                      0.490           - 7.25
1/1/95-7/31/95             9.63        10.29         --                      0.275           + 9.87
                                                                            ------
                                                                      Total $1.451

                                                      Cumulative total return as of 7/31/95: +18.51%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch North Carolina
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


ACES SM    Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
GO         General Obligation Bonds
HFA        Housing Finance Agency
LEVRRS     Leveraged Reverse Rate Securities
S/F        Single-Family
UT         Unlimited Tax
YCN        Yield Curve Notes

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
S&P      Moody's   Face                                                                                            Value
Ratings  Ratings  Amount                               Issue                                                     (Note 1a)

North Carolina--91.1%
                             Charlotte, North Carolina, COP:
AA        NR*   $ 1,500        (Law Enforcement Facilities Project), Series A, 6.10% due 12/01/2015                $ 1,501
AAA       Aaa     3,500        Refunding (Convention Facility Project), Series C, 5.25% due 12/01/2020 (b)           3,181

AA        Aa      3,000      Charlotte, North Carolina, Health Care System, Revenue Refunding Bonds
                             (Charlotte-Mecklenberg Hospital Authority), 6.25% due 1/01/2020                         3,045

AAA       Aaa       500      Charlotte, North Carolina, Refunding, GO, UT, 5% due 2/01/2012                            473

A         A2        500      Chatham County, North Carolina, Industrial Facilities and Pollution Control
                             Financing Authority, Pollution Revenue Bonds (Carolina Power and Light
                             Company), 6.30% due 6/15/2014                                                             509

AAA       Aaa       500      Cleveland County, North Carolina, GO, UT, 7.20% due 6/01/2000 (b)(g)                      569

AAA       Aaa     1,500      Concord, North Carolina, Utilities System Revenue Bonds, 5.75% due 12/01/2017 (c)       1,480

AAA       Aaa     2,000      Craven, North Carolina, Regional Medical Authority, Health Care Facilities
                             Revenue Refunding Bonds, 5.625% due 10/01/2017 (c)                                      1,916

AAA       Aaa     1,000      Cumberland County, North Carolina, COP (Civic Center Project), Series A, 6.40%
                             due 12/01/2024 (b)                                                                      1,035

AAA       Aaa     2,000      Fayetteville, North Carolina, Public Works Commission Revenue Bonds, Series A,
                             6% due 3/01/2016 (d)                                                                    2,001

AAA       Aaa     1,000      Gastonia, North Carolina, Combined Utilities System Revenue Bonds, 6%
                             due 5/01/2014 (c)                                                                       1,001

AAA       Aa1     1,000      Greensboro, North Carolina, Public Improvement Bonds, UT, 6.30% due 3/01/2010           1,061

BBB       Baa1    2,500      Haywood County, North Carolina, Industrial Facilities and Pollution Control
                             Financing Authority, Solid Waste Disposal Revenue Bonds (Champion International
                             Corporation Project), AMT, 5.50% due 10/01/2018                                         2,178

A         A2      3,500      Martin County, North Carolina, Industrial Facilities and Pollution Control
                             Financing Authority Revenue Bonds (Solid Waste Disposal-Weyerhaeuser Company),
                             AMT, 6.80% due 5/01/2024                                                                3,657

A         A       2,225      Monroe, North Carolina, Combined Enterprise Systems Revenue Bonds,
                             6% due 3/01/2019                                                                        2,219

SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
S&P      Moody's   Face                                                                                            Value
Ratings  Ratings  Amount                               Issue                                                     (Note 1a)

North Carolina (concluded)
A         A2    $   300      New Hanover County, North Carolina, Industrial Facilities and Pollution
                             Control Financing Authority Revenue Bonds (Carolina Power and Light
                             Company), 6.30% due 6/15/2014                                                         $   305

A-        Aaa     3,055      North Carolina Eastern Municipal Power Agency, Power System Revenue
                             Refunding Bonds, Series A, 6.50% due 1/01/2018 (i)                                      3,301

                             North Carolina Educational Facilities, Finance Agency Revenue Bonds:
AA        Aa1     2,000        (Duke University Project), Series C, 6.75% due 10/01/2021                             2,115
AAA       NR*       900        Refunding (Elon College Project), 6.375% due 1/01/2007 (e)                              948

                             North Carolina HFA, Revenue Bonds, GO:
A+        Aa      2,750        AMT, Series V, 6.80% due 9/01/2025                                                    2,809
AA        Aa      1,340        Refunding, Series F, 6.60% due 7/01/2017 (h)                                          1,380
A+        Aa        665        Series U, 6.70% due 3/01/2018                                                           691

                             North Carolina HFA, S/F Revenue Bonds, GO:
A+        Aa      1,805        AMT, Series X, 6.70% due 9/01/2026                                                    1,835
A+        Aa      2,000        Series W, 6.50% due 3/01/2018                                                         2,041

                             North Carolina Medical Care Community, Hospital Revenue Bonds:
AAA       Aaa     2,000        (Moore Regional Hospital Project), 5% due 10/01/2018 (b)                              1,751
NR*       VMIG1++ 2,500        (Pooled Financing Project), ACES, Series B, 3.90% due 10/01/2013 (a)                  2,500
AA        Aa      1,000        Refunding (Presbyterian Health Services Project), 5.50% due 10/01/2020                  940
A+        A1      1,500        (Rex Hospital Project), 6.25% due 6/01/2017                                           1,543
AAA       Aaa     1,620        (Wilson Memorial Hospital Project), 6.50% due 11/01/2020 (b)                          1,698

AAA       Aaa     1,000      North Carolina Municipal Power Agency, Revenue Refunding Bonds (Catawba
                             Electric Project Number 1), 5% due 1/01/2015 (c)                                          888

                             Onslow County, North Carolina, GO, UT (c):
AAA       Aaa     1,000        5.70% due 3/01/2012                                                                   1,013
AAA       Aaa     1,000        5.70% due 3/01/2013                                                                   1,013

AA        Aa      1,000      Orange County, North Carolina, Water and Sewer Authority, Revenue Refunding
                             Bonds, 5.20% due 7/01/2016                                                                919

NR*       VMIG1++   800      Person County, North Carolina, Industrial Facilities and Pollution Control
                             Financing Authority, Solid Waste Disposal Revenue Bonds (Carolina Power and
                             Light Company), AMT, DATES, 4.50% due 11/01/2016 (a)                                      800

A-        A         700      Shelby, North Carolina, Combined Producing Facilities System Revenue Bonds
                             (Capital Improvement), 6.625% due 6/01/2017                                               732

AA-       A1        800      University of North Carolina, Chapel Hill, Hospital Revenue Bonds (Board of
                             Governors), 6.375% due 2/15/2017                                                          823




SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)


S&P      Moody's   Face                                                                                            Value
Ratings  Ratings  Amount                               Issue                                                     (Note 1a)
Puerto Rico--8.5%
A         Baa1  $   700      Puerto Rico Commonwealth, GO, UT, 6.45% due 7/01/2017                                 $   718

AAA       NR*       700      Puerto Rico Commonwealth, Public Improvement Bonds, UT, Series A,
                             6.50% due 7/01/1999 (g)                                                                   757

AAA       Aaa     1,250      Puerto Rico Commonwealth, YCN, 7.682% due 7/01/2020 (d)(f)                              1,189

AAA       Aaa       400      Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS, 8.018%
                             due 7/01/2023 (d)(f)                                                                      391

AA        Aa3     2,000      Puerto Rico Industrial, Medical and Environmental Pollution Control
                             Facilities Financing Authority Revenue Bonds (Motorola Inc. Project),
                             Series A, 6.75% due 1/01/2014                                                           2,163


Total Investments (Cost--$59,735)--99.6%                                                                            61,089

Other Assets Less Liabilities--0.4%                                                                                    234
                                                                                                                   -------
Net Assets--100.0%                                                                                                 $61,323
                                                                                                                   =======


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FSA Insured.
(e)Insured by Connie Lee.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(g)Prerefunded.
(h)FHA Insured.
(i)Escrowed to maturity.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte &Touche LLP.


See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$59,735,499) (Note 1a)                          $ 61,088,805
                    Cash                                                                                          42,774
                    Receivables:
                      Interest                                                             $    884,077
                      Beneficial interest sold                                                   29,716          913,793
                                                                                           ------------

                    Deferred organization expenses (Note 1e)                                                      22,149
                    Prepaid registration fees and other assets (Note 1e)                                          26,528
                                                                                                            ------------
                    Total assets                                                                              62,094,049
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      572,075
                      Beneficial interest redeemed                                               56,653
                      Dividends to shareholders (Note 1f)                                        54,760
                      Distributor (Note 2)                                                       20,464
                      Investment adviser (Note 2)                                                17,182          721,134
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        49,628
                                                                                                            ------------
                    Total liabilities                                                                            770,762
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 61,323,287
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     89,990
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        485,811
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          6,932
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         13,376
                    Paid-in capital in excess of par                                                          61,319,049
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,587,732)
                    Accumulated distributions in excess of realized capital gains--net                          (357,445)
                    Unrealized appreciation on investments--net                                                1,353,306
                                                                                                            ------------
                    Net assets                                                                              $ 61,323,287
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $9,256,261 and 899,900 shares
                    of beneficial interest outstanding                                                      $      10.29
                                                                                                            ============
                    Class B--Based on net assets of $49,977,593 and 4,858,115 shares
                    of beneficial interest outstanding                                                      $      10.29
                                                                                                            ============
                    Class C--Based on net assets of $712,907 and 69,316 shares
                    of beneficial interest outstanding                                                      $      10.28
                                                                                                            ============
                    Class D--Based on net assets of $1,376,526 and 133,759 shares
                    of beneficial interest outstanding                                                      $      10.29
                                                                                                            ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  3,700,624
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    331,791
                    Account maintenance and distribution fees--Class B (Note 2)                 247,176
                    Professional fees                                                            66,371
                    Printing and shareholder reports                                             59,913
                    Transfer agent fees--Class B (Note 2)                                        35,428
                    Accounting services (Note 2)                                                 34,887
                    Amortization of organization expenses (Note 1e)                              10,285
                    Pricing fees                                                                  6,797
                    Transfer agent fees--Class A (Note 2)                                         6,014
                    Custodian fees                                                                4,134
                    Registration fees (Note 1e)                                                   3,846
                    Trustees' fees and expenses                                                   2,967
                    Account maintenance and distribution fees--Class C (Note 2)                   1,413
                    Account maintenance fees--Class D (Note 2)                                      691
                    Transfer agent fees--Class D (Note 2)                                           444
                    Transfer agent fees--Class C (Note 2)                                           179
                    Other                                                                         4,369
                                                                                           ------------
                    Total expenses before reimbursement                                         816,705
                    Reimbursement of expenses (Note 2)                                         (133,074)
                                                                                           ------------
                    Total expenses after reimbursement                                                           683,631
                                                                                                            ------------
                    Investment income--net                                                                     3,016,993
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (919,952)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                         1,391,157
Gain (Loss) on                                                                                              ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  3,488,198
--Net (Notes 1b,                                                                                            ============
1d & 3):


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $  3,016,993     $  2,783,373
                    Realized loss on investments--net                                          (919,952)        (685,668)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          1,391,157       (2,097,393)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,488,198              312
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (541,099)        (564,183)
Shareholders          Class B                                                                (2,428,396)      (2,219,190)
(Note 1f):            Class C                                                                   (11,006)              --
                      Class D                                                                   (36,492)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (70,229)
                      Class B                                                                        --         (287,216)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,016,993)      (3,140,818)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                      (883,695)      15,594,348
Transactions                                                                               ------------     ------------
(Note 4):
Net Assets:         Total increase (decrease) in net assets                                    (412,490)      12,453,842
                    Beginning of year                                                        61,735,777       49,281,935
                                                                                           ------------     ------------
                    End of year                                                            $ 61,323,287     $ 61,735,777
                                                                                           ============     ============



                    See Notes to Financial Statements.

Financial Highlights
                                                                                               Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Sept. 25,
from information provided in the financial statements.                                For the Year             1992++ to
                                                                                      Ended July 31,            July 31,
Increase (Decrease) in Net Asset Value:                                            1995           1994            1993
Per Share           Net asset value, beginning of period                         $  10.19       $  10.67        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .54            .54             .46
                    Realized and unrealized gain (loss) on
                    investments--net                                                  .10           (.42)            .67
                                                                                 --------       --------        --------
                    Total from investment operations                                  .64            .12            1.13
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.54)          (.54)           (.46)
                      In excess of realized gain on investments--net                   --           (.06)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.54)          (.60)           (.46)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  10.29       $  10.19        $  10.67
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              6.60%          1.11%          11.52%+++
Return:**                                                                        ========       ========        ========


Ratios to           Expenses, net of reimbursement                                   .71%           .50%            .20%*
Average                                                                          ========       ========        ========
Net Assets:         Expenses                                                         .93%           .96%           1.15%*
                                                                                 ========       ========        ========
                    Investment income--net                                          5.43%          5.14%           5.26%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $  9,256       $ 11,071        $  9,311
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             52.33%         74.35%          27.98%
                                                                                 ========       ========        ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                                 Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Sept. 25,
from information provided in the financial statements.                                For the Year             1992++ to
                                                                                      Ended July 31,            July 31,
Increase (Decrease) in Net Asset Value:                                            1995           1994            1993
Per Share           Net asset value, beginning of period                         $  10.19       $  10.67        $  10.00
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .49            .49             .41
                    Realized and unrealized gain (loss) on
                    investments--net                                                  .10           (.42)            .67
                                                                                 --------       --------        --------
                    Total from investment operations                                  .59            .07            1.08
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.49)          (.49)           (.41)
                      In excess of realized gain on investments--net                   --           (.06)             --
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.49)          (.55)           (.41)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  10.29       $  10.19        $  10.67
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              6.06%           .60%          11.06%+++
Return:**                                                                        ========       ========        ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                       .72%           .51%            .20%*
Net Assets:                                                                      ========       ========        ========
                    Expenses, net of reimbursement                                  1.22%          1.01%            .70%*
                                                                                 ========       ========        ========
                    Expenses                                                        1.44%          1.46%           1.67%*
                                                                                 ========       ========        ========
                    Investment income--net                                          4.91%          4.64%           4.77%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $ 49,978       $ 50,664        $ 39,970
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             52.33%         74.35%          27.98%
                                                                                 ========       ========        ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                           For the Period
from information provided in the financial statements.                                          October 21, 1994++ to
                                                                                                    July 31, 1995
Increase (Decrease) in Net Asset Value:                                                        Class C          Class D
Per Share           Net asset value, beginning of period                                       $   9.80         $   9.80
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                          .37              .41
                    Realized and unrealized gain on investments--net                                .48              .49
                                                                                               --------         --------
                    Total from investment operations                                                .85              .90
                                                                                               --------         --------
                    Less dividends from investment income--net                                     (.37)            (.41)
                                                                                               --------         --------
                    Net asset value, end of period                                             $  10.28         $  10.29
                                                                                               --------         --------

Total Investment    Based on net asset value per share                                            8.87%+++         9.39%+++
Return:**                                                                                      ========         ========

Ratios to           Expenses, excluding account maintenance and distribution
Average             fees and net of reimbursement                                                  .77%*            .75%*
Net Assets:                                                                                    ========         ========
                    Expenses, net of reimbursement                                                1.37%*            .85%*
                                                                                               ========         ========
                    Expenses                                                                      1.57%*           1.05%*
                                                                                               ========         ========
                    Investment income--net                                                        4.67%*           5.28%*
                                                                                               ========         ========

Supplemental        Net assets, end of period (in thousands)                                   $    713         $  1,377
Data:                                                                                          ========         ========
                    Portfolio turnover                                                           52.33%           52.33%
                                                                                               ========         ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1995, FAM earned fees of $331,791, of which $133,074 was voluntarily waived.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account      Distribution
                                      Maintenance Fee       Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                                $1,108        $10,943
Class D                                $  431        $ 4,681


For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $153,402 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $29,710,738 and $33,845,186, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:

                                    Realized     Unrealized
                                     Losses        Gains

Long-term investments             $  (431,704)  $  1,353,306
Financial futures contracts          (488,248)            --
                                  -----------   ------------
Total                             $  (919,952)  $  1,353,306
                                  ===========   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $1,353,306, of which $1,882,182 related to appreciated securities and $528,876 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $59,735,499.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(883,695) and $15,594,348 for the years ended July 31, 1995 and July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                            84,037   $    841,960
Shares issued to share-
holders in reinvestment
of dividends                           28,877        288,342
                                  -----------   ------------
Total issued                          112,914      1,130,302
Shares redeemed                      (299,936)    (2,960,930)
                                  -----------   ------------
Net decrease                         (187,022)  $ (1,830,628)
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                           461,410   $  4,928,197
Shares issued to share-
holders in reinvestment
of dividends and
distributions                          29,035        307,049
                                  -----------   ------------
Total issued                          490,445      5,235,246
Shares redeemed                      (276,285)    (2,887,349)
                                  -----------   ------------
Net increase                          214,160   $  2,347,897
                                  ===========   ============

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           881,166   $  8,833,126
Shares issued to share-
holders in reinvestment
of dividends           ,              120,152      1,200,171
                                  -----------   ------------
Total issued                        1,001,318     10,033,297
Automatic conversion
of shares                                (102)        (1,063)
Shares redeemed                    (1,116,312)   (11,088,915)
                                  -----------   ------------
Net decrease                         (115,096)  $ (1,056,681)
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         1,596,885   $ 17,101,455
Shares issued to share-
holders in reinvestment
of dividends and
distributions                         119,538      1,266,444
                                  -----------   ------------
Total issued                        1,716,423     18,367,899
Shares redeemed                      (489,131)    (5,121,448)
                                  -----------   ------------
Net increase                        1,227,292   $ 13,246,451
                                  ===========   ============

Class C Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                            80,718   $    831,926
Shares issued to share-
holders in reinvestment
of dividends                              590          6,034
                                  -----------   ------------
Total issued                           81,308        837,960
Shares redeemed                       (11,992)      (123,319)
                                  -----------   ------------
Net increase                           69,316   $    714,641
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the Period
October 21, 1994++ to                               Dollar
July 31, 1995                         Shares        Amount

Shares sold                           136,785   $  1,320,711
Shares issued to share-
holders in reinvestment
of dividends                            3,016         30,556
Automatic conversion
of shares                                 102          1,063
                                  -----------   ------------
Total issued                          139,903      1,352,330
Shares redeemed                        (6,144)       (63,357)
                                  -----------   ------------
Net increase                          133,759   $  1,288,973
                                  ===========   ============

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $981,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch North Carolina Municipal Bond
Fund of Merrill Lynch Multi-State Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 25, 1992 (commencement of operations) to July 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1995
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch North Carolina Municipal Bond Fund during its taxable year ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions during the year.

Please retain this information for your records.







OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863